Exhibit 10.20

CERTAIN PORTIONS

HEREOF DENOTED WITH "[***]"

HAVE BEEN OMITTED

PURSUANT TO A REQUEST

FOR CONFIDENTIAL TREATMENT

AND HAVE BEEN FILED

SEPARATELY WITH THE

COMMISSION

AGREEMENT OF SUBLEASE

By and between

CORPORATE HEALTHCARE FINANCING, INC.
T/A PERFORMAX

(as Sublandlord)

and

KP SPORTS, INC.
t/b/a UNDER ARMOUR PERFORMANCE APPAREL

(as Subtenant)

TABLE OF CONTENTS

1.	SUBLEASED PREMISES

2.	TERM

3.	RENT

4.	ADDITIONAL RENT

5.	INSURANCE

6.	SEPARATELY METERED UTILITIES

7.	RENTAL PAYMENTS

8.	IMPROVEMENTS

9.	SIGNAGE

10.	OPTION TO EXPAND

11.	RIGHT OF FIRST OFFER

12.	SERVER AND TELECOM ROOM

13.	SECURITY DEPOSIT

14.	PARKING

15.	RENEWAL OPTION

16.	CONSENT OF PRIME LANDLORD

17.	REMOVAL

18.	SUBLEASING AND ASSIGNMENT

19.	NOTICES AND DEMANDS

20.	PRIME LEASE

21.	RECITALS

22.	ACCESS

23.	INDEMNITY

24.	DEFAULT/REMEDIES

25.	BROKERS

26.	COMPLIANCE WITH LAW

27.	INTEREST OF SUCCESSORS

28.	ENTIRE AGREEMENT

29.	CAPTIONS

30.	GOVERNING LAW

i

31.	DEFINITIONS

32.	AUTHORITY

33.	WAIVER OF JURY TRIAL

34.	WAIVER OF SUBROGATION

Exhibits:
Exhibit A - Prime Lease
Exhibit B - Description of Subleased Premises
Exhibit C - Intentionally Deleted
Exhibit D - Certificate Affirming Sublease Commencement Date
Exhibit E - List of Inventory
Exhibit F - Plans and Specifications for Unimproved Space
Exhibit G - Brokers
Exhibit H - Modular Workstations and Layout Plan

ii

AGREEMENT OF SUBLEASE

THIS AGREEMENT OF SUBLEASE (this “Sublease”), made effective the 1st day of June, 2004, by and between Corporate Healthcare Financing, Inc., T/A Performax, with an address at 1030 Hull Street, Baltimore, Maryland (hereinafter referred to as “Sublandlord”) and KP Sports, Inc., a Maryland corporation d/b/a Under Armour Performance Apparel, with an address at 1020 Hull Street, 3rd Floor, Baltimore, Maryland 21230 (hereinafter referred to as “Subtenant”).

WITNESSETH:

WHEREAS, Sublandlord is presently the lessee of approximately 49,903 rentable square feet which consists of (a) approximately 32, 841 square feet located on the entire second (2nd) floor in the Cascade Building and (b) approximately 17,062 square feet located on a portion of the second floor of the Dawn Building, all located in the development known as Tide Point (“Tide Point”), Baltimore, Maryland 21230 (the “Premises”).  The leasehold interest is set forth in that certain Agreement of Lease dated on or about August 10, 2001 between Hull Point, LLC (“Prime Landlord”) as landlord and Sublandlord as tenant, a copy of which is attached hereto as Exhibit A and made a part hereof (the “Prime Lease”).

WHEREAS, Sublandlord now desires to sublease a portion of the Premises, described in Exhibit B hereto (the “Subleased Premises”) and Subtenant wishes to lease the Subleased Premises from Sublandlord, under the terms and conditions set forth hereunder and subject and subordinate at all times to the terms and conditions of the Prime Lease, for general office purposes, but for no other use or purpose.

NOW, THERFORE, the parties hereto, intending to be legally bound hereunder, mutually agree as follows:

1.                                       SUBLEASED PREMISES.

a.                                       Sublandlord hereby demises and subleases to Subtenant the Subleased Premises.  Subtenant shall take the possession of the Subleased Premises subject to the terms and conditions of this Sublease.  Subtenant agrees to accept the Subleased Premises from Sublandlord in the condition set forth in this Section 1 and Section 8 herein.  Subtenant’s occupancy of the Subleased Premises shall be deemed an acceptance of the Subleased Premises by Subtenant as delivered and an acknowledgement by Subtenant that Sublandlord has fully complied with its obligations pursuant to Sections 1 and 8.  Subtenant shall use the Subleased Premises only for general office purposes.

b.                                      Sublandlord shall demise the Subleased Premises as shown on Exhibit B.  Except as otherwise provided on Exhibit B, Sublandlord shall deliver the Subleased Premises to Subtenant and Subtenant agrees to accept the Subleased Premises, in its “as-is” condition on the date hereof and that with respect to the Subleased Premises, Subtenant is entering into this Sublease without any representation or warranty with respect to the fitness or habitability of the Subleased Premises for Subtenant’s intended use.

c.                                       The rentable area of the Subleased Premises is 20,527 square feet.  The Subtenant shall have the right to verify the usable square feet of the Subleased Premises at the Subtenant’s sole cost and expense.

2.                                       TERM.

a.                                       The Term of this Sublease shall commence on June 1, 2004 (the “Sublease Start Date”), and shall terminate on the date which is two (2) years and eleven (11) months after the Sublease Start Date (the “Sublease Expiration Date”), subject to the conditions of this Section 2 or other provisions of this Sublease.  After the Sublease Start Date and after Sublandlord shall have vacated the Subleased Premises, Sublandlord and Subtenant each agree to execute and deliver a certificate in the form attached hereto as Exhibit D.  Sublandlord and Subtenant agree that Sublandlord shall be permitted to occupy the Subleased Premises from the Sublease Start Date through June 6, 2004 (“Sublandlord’s Occupancy Period”).  The above notwithstanding, provided Subtenant is not in default under the Covenant to pay Base Rent, Additional Rent or any other payments hereunder, during Sublandlord’s Occupancy Period, Subtenant shall not be liable for any damage to Sublandlord’s property (excluding the items listed on Exhibit E attached hereto), which may occur during Sublandlord’s Occupancy Period, unless such damage is caused by the gross negligence or willful misconduct of Subtenant or its agents or employees.  In addition, Subtenant shall not be held liable under the Prime Lease for any act or obligation of Tenant thereunder until the expiration of Sublandlord’s Occupancy Period unless, due to the gross negligence or willful misconduct of Subtenant or its agents or employees, a default occurs under the Prime Lease; provided however, Subtenant shall not be relieved of any of its obligations hereunder including its obligations contained in Section 23 herein.  Notwithstanding anything to the contrary contained in this Section 2a., Subtenant shall be liable under the Prime Lease for the acts and obligations of the tenant thereunder, commencing on the earlier of (i) the expiration of Sublandlord’s Occupancy Period or (ii) the date upon which Sublandlord vacates the Subleased Premises.

b.                                      Subject to the provisions of Section 16 below, in the event that the Prime Lease is terminated for any reason whatsoever prior to the Sublease Expiration Date, this Sublease shall terminate as of the date of termination of the Prime Lease.  Sublandlord shall have no liability to Subtenant as a result of termination of the Prime Lease.

3.                                       RENT.

a.                                       Subtenant hereby covenants and agrees to pay to Sublandlord as base rent for the Subleased Premises (“Base Rent”), beginning on the Sublease Start Date, payable without deduction, set-off or demand, in equal monthly installments, on the first (1st) day of the month as follows:

Sublease		Per Square Ft.		Monthly		Annual Rate

1	(06/01/2004-02/28/2005)	$	[***]	$	[***]	$	[***]
2	(03/01/2005-02/28/2006)	$	[***]	$	[***]	$	[***]
3	(03/01-2006-02/28/2007)	$	[***]	$	[***]	$	[***]
4	(03/01/2007-04/30/2007)	$	[***]	$	[***]	$	[***]

b.                                      In the event that Subtenant exercises its Expansion Option as set forth in Section 10, the Base Rent for the Subleased Premises as set forth hereinabove, shall be increased to reflect the additional square footage of that portion of the Expansion Space which is located in the Cascade Building, and the additional Base Rent for that portion of the Expansion Space located in the Dawn Building shall be set forth below:

Sublease		Per Square Ft.		Monthly		Annual Rate
1	(06/01/2004-02/28/2005)	$	[***]	$	[***]	$	[***]
2	(03/01/2005-02/28/2006)	$	[***]	$	[***]	$	[***]
3	(03/01-2006-02/28/2007)	$	[***]	$	[***]	$	[***]
4	(03/01/2007-04/30/2007)	$	[***]	$	[***]	$	[***]

c.                                       In addition, if the Term is extended as provided hereinabove, the Base Rent for the Subleased Premises and the Expansion Space located in the Cascade Building and the Dawn Building for Sublease Years 5 and 6 shall be paid by Subtenant, without deduction, set-off or demand, in equal monthly installments, on the first (1st) day of the month as follows:

Base Rent for the Subleased Premises and Expansion Space in Cascade Building:

Sublease		Per Square Ft.		Monthly		Annual Rate
5	(05/01/2007-02/29/2008)	$	[***]	$	[***]	$	[***]
6	(03/01/2008-05/31/2008)	$	[***]	$	[***]	$	[***]

Base Rent for the Expansion Space in Dawn Building:

Sublease		Per Square Ft.		Monthly		Annual Rate
5	(05/01/2007-02/29/2008)	$	[***]	$	[***]	$	[***]
6	(03/01/2008-05/31/2008)	$	[***]	$	[***]	$	[***]

4.                                       ADDITIONAL RENT

In addition to Base Rent, Subtenant shall pay monthly additional rent (“Additional Rent”), which shall include Subtenant’s Proportionate Share of increases in real estate taxes, insurance, operating expenses and other of Sublandlord’s costs under the Prime Lease with respect to the Subleased Premises, which increases shall exceed Base Taxes and Base Operating Costs, respectively.  For the purposes of this Sublease, “Subtenant’s Proportionate Share” shall mean the fraction (expressed as a percentage) determined from time to time by dividing the number of rentable square feet in the Subleased Premises by the number of rentable square feet in the Building subject to adjustment from time to time as such areas may change in accordance with the terms of this Agreement.  The above notwithstanding, Base Taxes and Base Operating Costs for the Building and the Subleased Premises are included in the Base Rent set forth in Section 3.  Base Taxes shall mean taxes incurred for the state fiscal tax year in which the Building is first re-assessed to reflect the Prime Landlord’s rehabilitation and conversion of the Building and the related improvements for Tide Point.  Base Operating Costs shall mean operating costs and insurance expenses incurred in the 2004 calendar year (the “Base Year”).

5.                                       INSURANCE

Subtenant shall maintain insurance for the Subleased Premises as is required of Sublandlord (as tenant) under the Prime Lease, provided, however, Sublandlord shall require Prime Landlord, to maintain insurance for the Building in accordance with Section 7.6 of the Prime Lease.  The costs and expenses of any and all such insurance carried by the Prime Landlord shall be deemed a part of Base Operating Costs, and Subtenant shall pay to Sublandlord its Proportionate Share of increases in such Base Operating Costs as set forth in Section 4 hereof.  All insurance required to be carried by Subtenant hereunder shall name Sublandlord and Prime Landlord as additional insureds and shall contain a provision requiring that Sublandlord and Prime Landlord be given at least thirty (30) days prior written notice before any such policy can be canceled.  Subtenant shall deliver a certificate of such insurance and receipts evidencing payment of the premium for such insurance (and, upon request, copies of all required insurance policies) to Sublandlord on or before the Sublease Start Date and annually thereafter.

6.                                       SEPARATELY METERED UTILITIES.

Subtenant shall be solely responsible for and shall promptly pay actual charges (i.e., without mark-up or surcharge) for all separately metered items, including without limitation, charges for HVAC, water, electricity, telephone, and any other utility used or consumed in the Subleased Premises; provided however, electricity, at Sublandlord’s election shall be metered, submetered or, Subtenant shall pay its Proportionate Share directly to Sublandlord (without mark-up or surcharge).  If electricity is metered or submetered, Subtenant shall be solely responsible for and shall promptly pay all charges for electricity directly to the service provider.  In the event that any of the above-referenced utility charges cannot be separately metered or submetered, Subtenant shall pay Subtenant’s Proportionate Share directly to Sublandlord (without mark-up or surcharge).

7.                                       RENTAL PAYMENTS.

Subtenant agrees to pay Base Rent in the amount determined pursuant to the terms of Section 3 hereof.  Base Rent and Additional Rent shall be payable to Sublandlord on the first day of each month during the term of this Sublease at the address set forth above.  Monthly installments of rent and other charges for partial calendar months shall be proportionately adjusted.

8.                                       IMPROVEMENTS.

Work performed by Subtenant, if any, shall comply with the terms of the Prime Lease and all applicable laws, ordinances and regulations and shall be completed in a first-class workmanlike manner, free from all defects.  All such work by Subtenant shall be subject to the prior written consent of the Sublandlord which consent may be granted or withheld in Sublandlord’s sole discretion.  The above notwithstanding, Subtenant shall not make any structural alterations to the exterior of the Subleased Premises.

Subtenant shall be solely responsible for the cost and performance of any improvements to the Subleased Premises required after the Sublease Start Date in order to comply with governmental ordinances or regulations which remain or become effective after the Sublease Start Date provided such improvements are required as a result of Subtenant’s use and occupancy of the Subleased Premises and are not required (or their installation triggered by) (i) work to be performed by Landlord under the Prime Lease or (ii) work required to be performed under the terms of this Sublease Agreement, by Sublandlord in or in connection with the Unimproved Space (as defined below), and provided Sublandlord shall not be required to make such improvements if Subtenant would be required to make improvements as a direct Tenant of Landlord.  The cost of any other improvements beyond what has been described in this Section 8 or is mutually agreed to by Sublandlord and Subtenant will be borne by Subtenant and subject to the Prime Lease.  Sublandlord represents and warrants to Subtenant that to its knowledge, the Subleased Premises are as of the date hereof in material compliance with all applicable laws, ordinances and regulations.

Subtenant shall not permit any mechanics’ liens to remain filed against the Subleased Premises for any work performed or materials furnished in connection with Subtenant’s work.  If such a lien is filed, Subtenant, within ten (10) days of its receipt of such notice of the lien filing, shall either pay the amount of the lien or bond off and diligently contest such lien.

Subtenant shall be permitted at no additional cost to Subtenant, during the initial term of this Sublease and any extension periods contained herein, to use all of the modular workstations and all of the furniture located in the Subleased Premises and used by Sublandlord during the period of time in which Sublandlord was in possession of the Subleased Premises.  During the initial term of this Sublease and any extension periods contained herein, Subtenant shall further be permitted, at no additional cost to Subtenant, to use the audiovisual equipment located in the boardroom of the Subleased Premises.  An inventory list of such modular workstations, furniture, and audiovisual equipment, which Subtenant may use pursuant to and under the terms of this Section 8, is attached hereto and made a part hereof as Exhibit E.  The above notwithstanding, any modular workstations, furniture, audiovisual equipment or other items used by Subtenant pursuant to this Section 8 and listed on Exhibit E (including modular workstations, furniture and/or any other items in the Expansion Premises (as defined herein)) shall be and remain the property of Sublandlord and shall not be removed by Subtenant unless Sublandlord otherwise directs Subtenant to remove such items.

In the event that Subtenant shall exercise its Expansion Option (as defined herein) or its Right of First Offer (as defined herein), Sublandlord shall deliver that portion of the Expansion Premises located in the Dawn Building that are on the date hereof improved, substantially in accordance with Section 1(b) above (the “Improved Space”); and that portion of the Expansion Premises located in the Dawn Building that are on the date hereof unimproved (the “Unimproved Space”), in accordance with the plans and specifications attached hereto as Exhibit F.  Subtenant shall be permitted, at no additional cost to Subtenant, during the initial term of this Sublease and any extension periods contained herein, to use all of the modular workstations and all of the furniture located in the Expansion Premises and used by Sublandlord during the period of time in which Sublandlord was in possession of the Expansion Premises.  The modular workstations and furniture in that portion of the Expansion Premises located in the Cascade Building shall be the same as the modular workstations and furniture in the Subleased Premises.  In addition, the modular workstations and furniture in the Improved Space shall be in quality and appearance substantially similar to provided in the subleased premise; provided however the modular workstations and furniture in the Unimproved Space shall be in quality and appearance in the form as approved by Sublandlord and Subtenant on April 21, 2004 and as identified on the layout plan attached hereto as Exhibit H.  The parties agree that Sublandlord shall provide an inventory list to Subtenant to be attached to this Sublease as an Addendum, listing all of the modular workstations and furniture located in the Expansion Premises, which Subtenant may use pursuant to and under the terms of this paragraph.

All work performed by Sublandlord in the Unimproved Space and any other portion of the Premises shall comply with the terms of the Prime Lease and all applicable laws, ordinances and regulations and shall be completed in a first-class workmanlike manner, free from all material defects.  Sublandlord agrees to keep Subtenant advised of the commencement and progress of all such work (in writing if reasonably requested by Subtenant).  If Subtenant is to occupy the Expansion Premises, Sublandlord shall deliver the same free of mechanics’ liens and all other claims, charges and encumbrances.

Prime Landlord agrees to perform the Bridge Work (as defined herein) at no cost to Subtenant; provided however Sublandlord shall contribute an amount not to exceed [***] Dollars ($[***]) (“Sublandlord’s Contribution”) towards the cost of performing such Bridge Work.  Sublandlord’s Contribution shall be paid in accordance with a separate agreement to be entered into between Sublandlord and Prime Landlord, Prime Landlord shall be responsible for obtaining all permits which may be necessary for the performance and completion of the Bridge Work and Sublandlord hereby agrees to cooperate, at no expense to Sublandlord (subject to payment of Sublandlord’s Contribution), as may be required in connection with Prime Landlord’s obtaining any such permits.  For the purposes of this Sublease, the term “Bridge Work” shall mean all labor and materials necessary to modify the existing bridge from the third (3rd) floor of the Ivory Building so it connects to the second (2nd) floor of the Cascade Building, in compliance with plans to be developed by Prime Landlord, and approved by Sublandlord, all applicable laws, ordinances and regulations and in a first-class workmanlike manner, free from all defects.

9.                                       SIGNAGE.

Sublandlord agrees, subject to Prime Landlord’s prior approval, at its sole cost and expense to provide Building signage which is in conformance with signage used throughout the five buildings and the pad site (collectively, the “Building”) located in Tide Point (“Building Standard Signage”) on the main entry door or doors used for primary access to the Subleased Premises.  The cost of such Building Standard Signage shall be in an amount mutually agreed upon by Sublandlord and Subtenant.  Sublandlord and Subtenant shall also agree on the design and installation specifications for signage to be installed in the elevator lobby/reception area shared by Sublandlord and Subtenant adjacent to the main entry doors used for primary access to the Premises and the Subleased Premises (the “Reception Signage”), subject to Prime Landlord’s approval.  The design and implementation cost and expense of the Reception Signage shall be paid by Subtenant.  No sign, advertisement or notice other than the Building Standard Signage and Reception Signage described herein referring to Subtenant shall be painted, affixed or otherwise displayed on any part of the exterior or interior of the Building (including windows and doors) without the prior written approval of Sublandlord and Prime Landlord, which approval may be granted or withheld in Sublandlord’s or Prime Landlord’s sole and absolute discretion.  If any item that has not been approved by Sublandlord and Prime Landlord is so displayed, then Sublandlord or Prime Landlord shall have the right to remove such item at Subtenant’s expense or to require Subtenant to do the same.

10.                                 OPTION TO EXPAND.

During the period from the Sublease Start Date through the eighteenth (18th) month following the Sublease Start Date (the “Expansion Option Period”), Subtenant shall have an option to expand (the “Expansion Option”) into the remainder of Sublandlord’s Premises which consists of approximately 12,314 square feet located on a portion of the second (2nd) floor of the Cascade Building and approximately 17,062 square feet located on a portion of the second (2nd) floor of the Dawn Building (collectively, the “Expansion Space”), provided that on the date Subtenant exercises its Expansion Option, Subtenant itself (and not an assignee or sub-subtenant) occupies the entire Subleased Premises and provided further, that no Event of Default has occurred and is continuing.  Subtenant shall exercise its Expansion Option upon six (6) months prior written notice to Sublandlord and according to the terms set forth herein.  If Subtenant exercises its Expansion Option, the Term of this Sublease shall be extended so that the Sublease Expiration Date will become May 31, 2008 and the parties agree to enter into an amendment to this Sublease, which amendment shall provide for the Expansion Space to be incorporated into the Subleased Premises.  Tenant’s Proportionate Share shall be modified to reflect the inclusion of the Expansion space and the Base Rent shall be modified as set forth in Sections 3b and 3c.

11.                                 RIGHT OF FIRST OFFER.

Beginning in the nineteenth (19th) month following the Sublease Start Date and thereafter during the Term of this Sublease (the “Offer Period”), Subtenant shall have the right of first offer (the “Right of First Offer”) for the entire (but not less than the entire) Expansion Space in both the Cascade Building and the Dawn Building.  Sublandlord shall notify Subtenant of the availability of the Expansion Space in writing, specifying the terms which Sublandlord is willing to accept to sublease the Expansion Space.  Subtenant shall, by written notice to Sublandlord (with a copy to Prime Landlord), exercise its Right of First Offer within twenty (20) days of receipt of Sublandlord’s notice and according to terms offered by Sublandlord.  If Subtenant rejects or does not respond to the terms of Sublandlord’s notice then Subtenant’s Right of First Offer shall thereafter irrevocably lapse and terminate as to the Expansion Space, and Sublandlord shall thereafter be free to sublease the Expansion Space to any third-party at any time without regard to the restrictions in this Section and on whatever terms and conditions Sublandlord may decide.  The Right of First Offer shall be of no force and effect if at the time of Subtenant’s attempt at exercise thereof, an Event of Default has occurred and is continuing.  If Subtenant exercise its Right of First Offer as provided herein, then and in such event, Sublandlord and Subtenant shall enter into an amendment to this Sublease within fifteen (15) days following the date of Subtenant’s exercise of its Right of First Offer for sublease of the Expansion Space on the terms and conditions set forth in Sublandlord’s notice which amendment, among other terms, covenants and conditions therein contained, shall provide for the Expansion Space to be incorporated into the Subleased Premises and the Base Rent and Tenant’s Proportionate Share to be modified to reflect the inclusion of the Expansion Space.

12.                                 SERVER AND TELECOM ROOM.

Sublandlord and Subtenant agree, prior to the Sublease Start Date, to work together to determine whether the current server and telecom room within the Subleased Premises can be shared between Sublandlord and Subtenant without material disruption to the business functions of Sublandlord and Subtenant.  In the event the current server and telecom room cannot be shared, Sublandlord shall provide a server and telecom room which will support the business needs of both Sublandlord and Subtenant without any material disruption to the business functions of either Sublandlord and Subtenant.  The cost of providing any such server and telecom room shall be shared equally between Sublandlord and Subtenant and shall be in an amount mutually agreed upon by Sublandlord and Subtenant.

13.                                 SECURITY DEPOSIT.

Upon execution of this Sublease, Subtenant shall deposit with Sublandlord the sum of Sixty-Eight Thousand Four Hundred Twenty-Three and 40/100 Dollars ($68,423.40) as a security deposit, which, if Subtenant is in default (and following the expiration of all applicable notice and/or cure periods).  Sublandlord can use in full or any portion thereof, to cure the default or to compensate Sublandlord for all damage sustained by it resulting from Subtenant’s default.  Such security deposit, less any amounts properly deducted therefrom and applied against Subtenant’s obligations under this Sublease, shall be paid to Subtenant after this Sublease expires, provided Subtenant surrenders the Subleased Premises in the condition required in Section 17 of this Sublease.  If Subtenant does not exercise its Expansion Option as provided in Section 10 on or prior to the expiration of the Expansion Option Period, Sublandlord shall refund a portion of the security deposit in the amount of Thirty-Two Thousand Two Hundred Twelve Dollars ($34,212.00) to Subtenant no later than thirty (30) days following the expiration of the Expansion Option Period.

14.                                 PARKING.

Pursuant to Section 4.1(e) of the Prime Lease Sublandlord is entitled to a total of one hundred forty-nine (149) parking spaces (“Sublandlord’s Base Parking”) which shall include ten (10) “preferred” parking spaces in the lot southwest of the Subleased Premises.  During the Sublease Term, Sublandlord agrees to make available to Subtenant, Subtenant’s Proportionate Share of Sublandlord’s Base Parking, which on the Sublease Start Date, shall be a total of sixty-two (62) parking spaces, which shall include four (4) “preferred” parking spaces.

In the event that Sublandlord does not use its full allocation of Sublandlord’s Base Parking, Subtenant shall be permitted to use the excess parking spaces; provided however, Sublandlord shall be permitted to regain any or all of the excess parking spaces upon thirty (30) days prior written notice to Subtenant.

15.                                 RENEWAL OPTION.

a.                                       Provided Subtenant is in possession of the Subleased Premises and an Event of Default does not exist under the Sublease, Subtenant shall have the right to extend the Term of the Sublease (the “Sublease Renewal Option”) for five (5) additional terms of one (1) year each through to the expiration date of the Prime Lease (each a “Sublease Renewal Term”).  Notwithstanding anything to the contrary contained herein, in no event may any of the Sublease Renewal Terms extend beyond the expiration date of the Prime Lease.  If Subtenant shall exercise such Sublease Renewal Option, the first Sublease Renewal Term shall commence on the expiration of the Sublease Term and if Subtenant shall, by the first Sublease Renewal Term, exercise the Sublease Renewal Option with respect to a second Sublease Renewal Term, the second Sublease Renewal Term shall commence upon the expiration of the first Sublease Renewal Term and the same shall be the case for each of the remaining Sublease Renewal Terms, if such Sublease Renewal Option shall be so exercised with respect to each of the remaining Sublease Renewal Terms.  Each Sublease Renewal Term shall be governed by the same terms, covenants and conditions as contained in this Sublease, except that the Base Rent for the Sublease Renewal Term shall be paid by Subtenant without deduction, set-off for demand, in equal monthly installments as follows:

Sublease		Per Square Ft.		Monthly		Annual Rate
5	(05/01/2007-02/29/2008)	$	[***]	$	[***]	$	[***]
6	(03/01/2008-02/28/2009)	$	[***]	$	[***]	$	[***]
7	(03/01-2009-02/28/2010)	$	[***]	$	[***]	$	[***]
8	(03/01/2010-02/28/2011)	$	[***]	$	[***]	$	[***]
9	(03/01/2011-02/28/2012)	$	[***]	$	[***]	$	[***]

The Sublease Renewal Option shall be exercised, if at all, by written notice to Sublandlord given not less than four (4) months prior to the expiration of the Sublease Term.

b.                                      The above notwithstanding, in the event that Subtenant shall exercise its Expansion Option pursuant to Section 10 or shall acquire the Expansion Premises pursuant to its Right of First Offer contained in Section 11, Subtenant’s Renewal Option shall be governed by the provisions contained in this Section 15b.  Provided Subtenant is in possession of the Subleased Premises and the Expansion Premises and an Event of Default does not exist under the Sublease, Subtenant shall have the right to extend the Term of the Sublease (the “Entire Premises Renewal Option”) for two (2) additional terms; the first renewal term shall be for a period of two (2) years and the second renewal term shall be for a period of one (1) year and nine (9) months (each an “Entire Premises Renewal Term”).  Notwithstanding anything to the contrary contained herein, in no event shall any of the Entire Premises Renewal Terms extend beyond the expiration date of the Prime Lease.

If Subtenant shall exercise such Entire Premises Renewal Option, the first Entire Premises Renewal Term shall commence upon the expiration of the Sublease Term and, if, Subtenant shall, by the first Entire Premises Renewal Term, exercise the Entire Premises

Renewal Option with respect to a second Entire Premises Renewal Term, the second Entire Premises Renewal Term shall commence upon the expiration of the first Entire Premises Renewal Term.  Each of the Entire Premises Renewal Terms shall be governed by the same terms, covenants and conditions as contained in this Sublease, except: (i) Subtenant’s Proportionate Share of increases in insurance and operating charges and real estate taxes shall be adjusted to reflect their respective, then current Base Year; and (ii) the Base Rent for each Entire Premises Renewal Term shall be paid by Subtenant without deduction, set-off or demand, in equal monthly installments, on the first (1st) day of the month as follows:

Base Rent for that portion of Subleased Premises and Expansion Space located in Cascade Building during the Entire Premises Renewal Term shall be:

Sublease		Per Square Ft.		Monthly		Annual Rate
7	(06/01/2008-05/31/2009)	$	[***]	$	[***]	$	[***]
8	(06/01/2009-05/31/2010)	$	[***]	$	[***]	$	[***]
9	(06/01-2010-05/31/2011)	$	[***]	$	[***]	$	[***]
10	(06/01/2011-02/28/2012)	$	[***]	$	[***]	$	[***]

Base Rent for that portion of the Expansion Space located in Dawn Building during the Entire Premises Renewal Term shall be:

Sublease		Per Square Ft.		Monthly		Annual Rate
7	(06/01/2008-05/31/2009)	$	[***]	$	[***]	$	[***]
8	(06/01/2009-05/31/2010)	$	[***]	$	[***]	$	[***]
9	(06/01-2010-05/31/2011)	$	[***]	$	[***]	$	[***]
10	(06/01/2011-02/28/2012)	$	[***]	$	[***]	$	[***]

The Entire Premises Renewal Option shall be exercised, if at all, by written notice to Sublandlord given not less than six (6) months prior to the expiration date of the Sublease Term.

16.                                 CONSENT OF PRIME LANDLORD.

This Sublease is contingent upon the approval of the Prime Landlord of the terms of this Agreement of Sublease, including without limitation, the use clause herein, the plans and specifications of the improvements described in Section 8 hereof and attached hereto as Exhibit F and Sublandlord’s obligation to contribute an amount not to exceed [***] Dollars ($[***]) toward the cost of such Bridge Work.  Prime Landlord shall execute this Agreement in satisfaction of the contingency set forth above, for the purposes of (i) evidencing Prime Landlord’s approval of Sublandlord’s subleasing the Subleased Premises to Subtenant herein upon all of the terms contained in this Agreement of Sublease and (ii) acknowledging Prime Landlord’s obligation to perform the Bridge Work as set forth in

Section 8 above.  This Sublease shall further be made contingent upon Sublandlord’s obtaining from Prime Landlord an acknowledgement stating, in effect, that:  (a) Subtenant shall have the right (but shall not be obligated to) to cure any and/or all of Sublandlord’s defaults under the Prime Lease (it being agreed that for monetary defaults the cure period shall be ten (10) days from Subtenant’s receipt from Prime Landlord of written notice of default and for non-monetary defaults the cure period shall be thirty (30) days from Subtenant’s receipt from Prime Landlord of written notice of default) and (b) in the event of a termination of the Prime Lease, Prime Landlord agrees to enter into a new lease with Subtenant on the form of office lease as previously executed by Prime Landlord and Subtenant on March 29, 2002, upon substantially the same terms and conditions contained herein, provided however, that, (x) notwithstanding the rental rates set forth in this Sublease, the rental rates in the new lease shall be the same as the rental rates established pursuant to the Prime Lease, (y) the Base Year for Base Operating Costs in the new lease shall be the calendar year 2002 as set forth in the Prime Lease, and (z) the notice periods in the new lease for exercising the Sublease Renewal Option and the Entire Premises Renewal Option as set forth in Section 15 hereof shall be nine (9) months.

17.                                 REMOVAL.

Subtenant agrees to forfeit its right to the Subleased Premises upon expiration or earlier termination of this Sublease.  Prior to relinquishing possession of the Subleased Premises, Subtenant shall remove from the Subleased Premises all personal property located therein belonging to Subtenant, including trade fixtures, furniture and equipment.  In addition, Subtenant shall remove from the Subleased Premises any improvements or alterations made to the Subleased Premises by Subtenant, as directed by Sublandlord.  Subtenant shall repair any damage to the Subleased Premises resulting from any such removal.  Any equipment or personal property not so removed at the Sublease Expiration Date shall automatically become the property of Sublandlord, and Sublandlord may elect to store such property at Subtenant’s expense or dispose of same.  Upon the expiration or other termination of this Sublease, Subtenant shall surrender to Sublandlord the Subleased Premises broom clean, in good order, repair and condition.

18.                                 SUBLEASING AND ASSIGNMENT.

Subtenant shall not assign, mortgage, pledge or encumber this Sublease, or sublet the whole or any part of the Subleased Premises, without the prior written consent of Prime Landlord and Sublandlord, which consent shall not be unreasonably withheld.  Notwithstanding the foregoing, and to the extent provided in the Prime Lease, Subtenant shall have the right, without Prime Landlord’s or Sublandlord’s prior written consent, to assign this Sublease or sublet all or any part of the Subleased Premises (as the same may expand pursuant to the terms and conditions of this Sublease), to any parent, subsidiary, affiliate corporation or other legal entity of the survivor of any merger or business combination or to the purchaser of all or substantially all of the assets or stock or other equity interests of Subtenant (an “Affiliate”).  Consent by Prime Landlord and Sublandlord to any assignment, subletting, or licensing shall not:  (i) constitute a waiver of the requirement for such consent to any subsequent assignment, subletting or licensing; or (ii) relieve the Subtenant from its duties, responsibilities and obligations under this Sublease.  Sublandlord and Subtenant agree that the provisions of Paragraphs 14.2 and 14.3 of the Prime Lease shall be applicable to any assignment, sublet and license of the Subleased premises, and those Paragraphs are incorporated herein by this reference, except that every reference therein to “Tenant,” “Landlord,” and “Rent” shall refer herein to “Subtenant,” “Sublandlord,” and the rent payable pursuant to Section 3 and Section 4 hereof, respectively.

19.                                 NOTICES AND DEMANDS.

Except as may be otherwise provided in this Sublease, any notice, demand, consent, approval, request or other communication or document to be provided hereunder to the Sublandlord, the Subtenant or the Prime Landlord (a) shall be in writing, and (b) shall be deemed to have been provided (i) two (2) days following the date sent as certified mail in the United States mails, postage prepaid, return receipt requested, (ii) on the day following the date it is deposited prior to the close of business with Federal Express or another national courier service or (iii) on the date of hand delivery (if such party’s receipt thereof is acknowledged in writing), in each case to the address of such party set forth hereinbelow or to such other address as such party may designate from time to time by notice to each other party hereto.

If to the Sublandlord, notice shall be sent to:

Steven C. Berger, CPA
PERFORMAX
1030 Hull Street
Baltimore, Maryland  21230

with a copy to:

Morton P. Fisher, Jr., Esquire
Ballard Spahr Andrews & Ingersoll, LLP
300 East Lombard Street
18th Floor
Baltimore, Maryland  21202

If to the Subtenant, notice shall be sent to:

J. Scott Plank
Chief Administrative Officer
Under Armour Performance Apparel
1020 Hull Street
3rd Floor
Baltimore, Maryland  21230

with a copy to:

James D. Kelly, Jr., Esquire
Dickstein Shapiro Morin & Oshinsky, LLP
2101 L Street, N.W.
Washington, D.C.  20037

If to the Prime Landlord, notice shall be sent to:

Hull Point, LLC
Tide Point
1010 Hull Street
Baltimore, Maryland  21230
Attention:  Property Management

with a copy to:

John P. Machen, Esquire
Piper Rudnick LLP
6225 Smith Avenue
Baltimore, Maryland  21209

20.                                 PRIME LEASE.

a.                                       Subtenant hereby acknowledges that Sublandlord is the tenant under the Prime Lease.  The Prime Lease attached hereto as Exhibit B is incorporated by reference as fully as if the terms and provisions thereof were set forth herein.  Notwithstanding any provision herein to the contrary, this Sublease shall automatically terminate upon the expiration or termination of the Prime Lease for any reason.

b.                                      Except as provided in this Sublease, Subtenant agrees to assume and be bound by the same responsibilities, rights, obligations and duties that Sublandlord has under the Prime Lease as the same relate to the Subleased Premises.  To the extent that any action taken or proposed by Subtenant requires the approval of Prime Landlord under the Prime Lease, it is understood and agreed that such action shall also require the approval of Sublandlord under this Sublease.  It is further understood and agreed that as to Subtenant, Sublandlord shall have all of the rights (but not the obligations) which Prime Landlord has under the Prime Lease.

c.                                       Where the exercise or existence of Subtenant’s rights hereunder are conditioned upon the giving of notice to Prime Landlord under the terms of the Prime Lease, Subtenant shall exercise its rights under this Sublease by giving Sublandlord written notice of such exercise at least three (3) business days prior to the time specified therefor in the Prime Lease.  Sublandlord will thereafter take such reasonable action as may be necessary to request Prime Landlord’s consent.

d.                                      In the event that (i) Prime Landlord does not cure any breach, violation or default by Prime Landlord under the Prime Lease which directly affects the Subleased Premises within the time periods provided thereunder, and (ii) Sublandlord elects not to pursue its remedies, if any, under the Prime Lease, then Subtenant may, upon written notice to Sublandlord, commence and diligently pursue Sublandlord’s remedies, if any, under the Prime Lease at Subtenant’s sole cost and expense.  Sublandlord agrees to promptly (and in all events not later than four (4) business days) notify Subtenant of whether it intends to pursue its remedies under the Prime Lease, and, if Sublandlord elects not to pursue its remedies, Sublandlord agrees to cooperate, as may be required, in Subtenant’s prosecution of Sublandlord’s remedies under the Prime Lease.

e.                                       The terms of the Prime Lease are hereby fully incorporated by reference into this Sublease.  In the event any term, covenant, condition or obligation of either party under this Sublease shall conflict or is inconsistent with any such term of the Prime Lease, then the terms of this Sublease as between Sublandlord and subtenant shall dictate and control each such party’s obligations, except where such compliance or conduct would cause a default under the Prime Lease.

21.                                 RECITALS.

The recitals to this Sublease are incorporated herein by reference.

22.                                 ACCESS.

Sublandlord shall be entitled to enter the Subleased Premises at any reasonable time during the Subtenant’s usual business hours, after giving Subtenant at least twenty-for (24) hours oral or written notice thereof (except in an emergency), (a) to inspect the Subleased Premises, (b) to make repairs, or (c) to cure any default on the part of Subtenant.  Subtenant acknowledges and agrees that Sublandlord’s right of entry onto the Subleased Premises shall be governed by Article 11 of the Prime Lease.

23.                                 INDEMNITY.

Subtenant hereby agrees to defend, indemnify and hold Sublandlord and its officers, directors, stockholders, affiliates, employees and agents harmless from and against any cost, damage, claim, liability or expense (including reasonable attorneys’ fees) (i) arising from any damage to the Subleased Premises or Building or any injury to any persons on the Subleased Premises or Building occurring on or after the Sublease Start Date through the term of this Sublease resulting from Subtenant’s failure to assume any or all responsibilities and obligations as subtenant under this Sublease, or (ii) arising from or out of the occupancy or use by Subtenant of the Subleased Premises or any part thereof, or occasioned wholly or in party by any act or omission of Subtenant, its agents, contractors, employees, licensees or invitees, or (iii) arising as a result of a breach by Subtenant of any of the terms of the Prime Lease.

Subtenant agrees to indemnify, defend, and hold harmless Sublandlord, its assignees, transferees and their respective employees, officers, and directors from and against any and all damages, actions, awards, fines, claims, of any kind, and all costs associated therewith including clean-up costs, expenses, attorneys’ and consultants’ fees and court costs which may arise as a result of any claim or finding that Hazardous Materials are present within, upon, or beneath the Subleased Premises, Building, common areas, or parking facilities as a result of Subtenant’s, or its agents’, employees’, contractors’ or invitees’ use or occupancy of the Subleased Premises, Building, common areas or parking facilities, or as a result of Subtenant’s, or its agents, employees’ contractors’ or invitees’ act or omission.  Subtenant shall, at its sole cost and expense, after first obtaining Sublandlord’s consent, properly investigate, clean-up, remediate, remove, and abate such Hazardous Materials, and take all other actions required by any federal state, local, or other governmental authority having jurisdiction thereof, in accordance with all applicable federal, state, and local laws, rules, regulations, orders, and ordinances.  Subtenant’s obligations and liabilities under this paragraph shall survive the expiration or earlier termination of this Sublease.

Sublandlord hereby agrees to defend, indemnify and hold Subtenant and its officers, directors, stockholders, affiliates, employees and agents harmless from and against any cost, damage, claim, liability or expense (including reasonable attorney’s fees) (i) arising from any damage to the Subleased Premises or Building nor any injury to any persons on the Subleased Premises or Building occurring on or after the Sublease Start Date through the term of this Sublease resulting from Sublandlord’s failure to assume any or all responsibilities and obligations as Sublandlord under this Sublease, or (ii) arising from or out of the occupancy or use by Sublandlord of that portion of the Premises not constituting a part of the Subleased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Sublandlord, its agents, contractors, employees, licensees or invitees, or (iii) arising as a result of a breach by Sublandlord of any of the terms of the Prime Lease.  The above notwithstanding, Sublandlord’s liability in connection with any costs, damage, claim, liability or expense arising in connection with the Bridge Work shall be limited to the amount of Sublandlord’s Contribution (as defined in Section 8).

Sublandlord agrees to indemnify, defend, and hold harmless Subtenant, its assignees, transferees and their respective employees, officers, and directors from and against any and all damages, actions, awards, fines, claims, of any kind, and all costs associated therewith including clean-up costs, expenses, attorneys’ and consultant’s fees and court costs which may arise as a result of any claim or finding that Hazardous Materials are present within, upon or beneath the Premises, Subleased Premises, Building, common areas, or parking facilities as a result of Sublandlord’s, or its agents’, employees’, contractors’ or invitees’ use or occupancy of the Premises or Subleased Premises prior to the Sublease Start Date, or as a result of Subtenant’s, or its agents’, employees’, contractors’ or invitees’ act or omission.  Sublandlord shall, at its sole cost and expense, after first obtaining Subtenant’s consent, properly investigate, clean-up, remediate, remove, and abate such Hazardous Materials, and take all other actions required by any federal, state, local, or other governmental authority having jurisdiction thereof, in accordance with all applicable federal, state, and local laws, rules, regulations, orders, and ordinances.  Sublandlord’s obligations and liabilities under this paragraph shall survive the expiration or earlier termination of this Sublease.

Sublandlord represents and warrants to Subtenant that to its knowledge, as of the date hereof, the Premises, Subleased Premises and Building are free of Hazardous Materials.

The term “Hazardous Materials” as used herein shall mean any hazardous or toxic substance, material, or waste (including, without limitation, asbestos) which, during the term of this Sublease, is determined by or is defined by any federal, state, local, or other governmental authority to be capable of posing a risk of injury to health, safety, or property and/or the use and/or disposal of which is regulated by any such governmental authority.

24.                                 DEFAULT/REMEDIES.

An event of default under this Sublease shall be determined in the same manner as set forth in Article 17 of the Prime Lease.  The provisions of Article 17 of the Prime Lease are incorporated herein by reference except that every reference therein to “Tenant,” “Landlord” and “rent” shall refer herein to Subtenant, Sublandlord and the rent payable pursuant to Section 3 and Section 4 hereof, respectively.  Sublandlord shall have the same rights and remedies as Prime Landlord pursuant to Section 17.2 of the Prime Lease in the event of a default by Subtenant.

25.                                 BROKERS.

Each party hereto hereby (i) warrants to the other that except as identified on Exhibit G attached hereto and made a part hereof, no broker, finder or similar party has assisted in this Sublease transaction, and (ii) agrees to indemnify, defend and hold the other party harmless from any and all liability incurred as a result of a breach or the foregoing warranty.  Sublandlord shall be liable for the fees of the brokers listed on Exhibit G hereto.

26.                                 COMPLIANCE WITH LAW.

Subtenant shall obey, observe and promptly comply with all rules, regulations, ordinances and laws which shall be applicable, now or at any time during the Term, to the Subleased Premises and shall promptly comply with all orders, rules, rulings, and directives of any governmental authority or agency having jurisdiction over the Subleased Premises, subject to the provisions of Section 8 above.  Throughout the Term of this Sublease and any extensions thereof, Subtenant shall not permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Subleased Premises.  In all events, Subtenant shall at its sole cost and expense, remove or otherwise abate any Hazardous Material released at the Subleased Premises if directly caused by Subtenant or persons acting under Subtenant.  Throughout the Term of this Sublease and any extensions thereof, Sublandlord shall not permit the presence, use, generation, release, discharge, storage, disposal, or transportation of any Hazardous Materials on, under, in, above, to, or from the Premises.  In all events, Sublandlord shall at its sole cost and expense, remove or otherwise abate any Hazardous Materials released at the Premises if directly caused by Sublandlord or persons acting under Sublandlord.

27.                                 INTEREST OF SUCCESSORS.

The covenants and agreements of this Sublease shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto.

28.                                 ENTIRE AGREEMENT.

This Sublease, together with the Exhibits attached hereto, contains and embodies the entire agreement of the parties hereto, and any representations, inducements, or agreements, oral or otherwise, between the parties hereto not contained in this Sublease and the Exhibits, shall not be of any force or effect.  This Sublease may not be modified, changed or terminated in whole or in part except by an agreement in writing duly signed by both parties hereto.

29.                                 CAPTIONS.

The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Sublease or the intent of any provisions hereof.

30.                                 GOVERNING LAW.

This Sublease shall be governed by the laws of the State of Maryland without regard to its rules of conflicts of laws.

31.                                 DEFINITIONS.

Unless otherwise set forth herein, all terms herein set forth shall have the same meaning as set forth in the Prime Lease.

32.                                 AUTHORITY.

The individuals executing this Sublease on behalf of either the Subtenant or Sublandlord represents and warrants that each is a rightful signatory of its organization and that each organization is in good standing under the laws the state in which the Subleased Premises are located and has full right and authority to enter into the Sublease and perform its respective obligations hereunder.

33.                                 WAIVER OF JURY TRIAL.

SUBLANDLORD, SUBTENANT, AND ALL GENERAL PARTNERS OF SUBTENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, THE SUBLANDLORD-SUBTENANT RELATIONSHIP, SUBTENANT’S USE OR OCCUPANCY OF THE SUBLEASED PREMISES OR ANY CLAIM OF INJURY OR DAMAGE.  SUBTENANT CONSENTS TO SERVICE OF PROCESS AND ANY PLEADING RELATING TO ANY SUCH ACTION AT THE SUBLEASED PREMISES; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED AS REQUIRING SUCH SERVICE AT THE SUBLEASED PREMISES.  SUBLANDLORD, SUBTENANT, AND ALL GENERAL, PARTNERS OF SUBTENANT WAIVE ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTIONIN WHICH THE BUILDING IS LOCATED AND WAIVE ANY RIGHT UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE, TO TRANSFER ANY SUCH ACTION FILED IN ANY SUCH COURT TO ANY OTHER COURT.

34.                                 WAIVER OF SUBROGATION.

Each party hereto shall obtain from its property insurer a waiver of subrogation provision with respect to the other party hereto.  Each party hereto hereby agrees that it will not make a claim against, or seek to recover from, the other party any cost, damage, claim, liability or expense (including reasonable attorneys’ fees) which is occasioned by any action, omission, fault, negligence or misconduct on the part of such other party, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests, to the extent that the injured party is covered therefore by insurance which it maintains or is required to maintain under the terms of this Sublease, and the injured party is reimbursed by its carrier therefore.

[SIGNATURES CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, Sublandlord and Subtenant have hereunto affixed their names under seal in acknowledgment and acceptance of the terms hereof.

ATTEST:	SUBLANDLORD:

CORPORATE HEALTH CARE FINANCING, INC., t/a PERFORMAX

/s/ Amy Sullivan	By:	[illegible]	(SEAL)

ATTEST:	SUBTENANT:

KP SPORTS, INC. d/b/a UNDER ARMOUR PERFORMANCE APPAREL

/s/ J. Novak	By:	/s/ J. Scott Plank	(SEAL)
J. Scott Plank
Chief Administrative Officer

Hull Point, LLC, the named Prime Landlord herein, signs this Agreement of Sublease in satisfaction of the contingencies set forth in Section 16 herein, (a) to evidence Prime Landlord’s approval of Sublandlord’s subleasing the Subleased Premises to named Subtenant herein upon all of the terms contained in this Sublease Agreement, (b) to acknowledge Prime Landlord’s obligation to perform the Bridge Work as set forth in Section 8 herein, (c) to acknowledge Subtenant shall have the right (but not be obligated to) to cure any and/or all of Sublandlord’s defaults under the Prime Lease, (it being agreed that for monetary defaults the cure period shall be ten (10) days from Subtenant’s receipt from Prime Landlord of written notice of default and for non-monetary defaults the cure period shall be thirty (30) days from Subtenant’s receipt from Prime Landlord of written notice of default) and (d) to acknowledge that, in the event of a termination of the Prime Lease, Prime Landlord agrees to enter into a new lease with Subtenant on the form of office lease as previously executed by Prime Landlord and Subtenant on March 29, 2002, upon substantially the same terms and conditions contained herein, provided however, that, (i) notwithstanding the rental rates set forth in the Sublease, the rental rates in the new lease shall be the same as the rental rates established pursuant to the Prime Lease, (ii) the Base Year for Base Operating Costs in the new lease shall be the calendar year 2002 as set forth in the Prime Lease, and (iii) the notice periods in the new lease for exercising the Sublease Renewal Option and the Entire Premises Renewal Option as set forth in Section 15 of the Sublease shall be nine (9) months.  Sublandlord shall remain liable for the performance of all obligations arising under the Prime Lease until the termination thereof.

ATTEST:	PRIME LANDLORD:

HULL POINT, LLC,
a Maryland limited liability company

By:	Locust Tide Point LLC,
Managing Member

By:	LTP Management LLC,
Managing Member

[illegible]	By:	/s/ Carl W. Struever	(SEAL)
Carl W. Struever
Managing Member